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                                                                    EXHIBIT 99.1

                                 UNI-MARTS INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Uni-Marts Inc. (the "Company") on Form 10-Q for the period ending April 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Henry D. Sahakian, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:      May 16, 2003                       /S/ HENRY D. SAHAKIAN
                                          ------------------------------------
                                          Henry D. Sahakian
                                          Chairman of the Board and
                                          Chief Executive Officer